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                                                                      EXHIBIT 32

                      HEALTHCARE REALTY TRUST INCORPORATED
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Healthcare Realty Trust Incorporated (the "Company") on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David R. Emery, Chairman of the Board and Chief Executive Officer of the Company, and I, Scott W. Holmes, Senior Vice President and Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 29, 2005

                                          /s/ DAVID R. EMERY
                                          --------------------------------------
                                          David R. Emery
                                          Chairman of the Board and Chief
                                          Executive Officer

                                          /s/ SCOTT W. HOLMES
                                          --------------------------------------
                                          Scott W. Holmes
                                          Senior Vice President and Chief
                                          Financial Officer